                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           --Enter Company Name Here--
--------------------------------------------------------------------------------
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                           --Enter Company Name Here--
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[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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         pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement
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Notes:

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                  51 MADISON AVENUE NEW YORK, NEW YORK 10010

                               -----------------

Dear Policy Owners:

  As owners of NYLIAC Variable Universal Life, NYLIAC Variable Annuity and Life Stages policies ("Policy Owners") with net premiums or contributions allocated to the Morgan Stanley Emerging Markets Equity Portfolio (the "Portfolio") of the Morgan Stanley Universal Funds, Inc. (the "Company"), you are entitled to instruct NYLIAC on the voting of shares of the Portfolio. NYLIAC will vote these shares at a Special Meeting of Shareholders of the Company scheduled to be held on May 1, 1997. The record date for determining shares entitled to be voted at the special Meeting and for determining Policy Owners entitled to give voting instructions to NYLIAC is March 21, 1997 (the "Record Date"). The enclosed Proxy Statement of the management of the Company provides information on the proposal to be voted upon at the Special Meeting. You are urged to read the Proxy Statement before completing the enclosed Voting Instruction Form.

  In summary, on February 5, 1997 Morgan Stanley Group Inc. and Dean Witter, Discover & Co. announced that they had entered into an Agreement and Plan of Merger to form Morgan Stanley, Dean Witter, Discover & Co. Subject to certain conditions being met, it is currently anticipated that the transaction will close in mid-1997.

  Morgan Stanley Group Inc. is the parent of Morgan Stanley Asset Management Inc., the investment adviser to the Portfolio (the "Adviser"). After the merger, the Adviser will be a subsidiary of Morgan Stanley, Dean Witter, Discover & Co. With the change in control of the Adviser, the existing investment advisory agreement will automatically terminate.

  Subject to approval by the shareholders of the Portfolio, the Adviser will continue to provide investment advisory and management services to the Portfolio following the merger. The primary purpose of the Special Meeting is to permit the shareholders to consider a new investment advisory agreement between the Company and the Adviser to take effect following the merger. The new investment advisory agreement will be identical to the current investment advisory agreement, except for the dates of execution, effectiveness and termination.

  In order to instruct NYLIAC as to how to vote the shares of the Portfolio held in the NYLIAC separate accounts, you are asked to promptly mark the enclosed Voting Instruction Form, then sign, date and mail it in the accompanying postage-paid envelope.

  If a Voting Instruction Form is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the shares FOR the proposal. Shares attributable to Policy Owners for which NYLIAC receives no voting instructions in time will be voted by NYLIAC for or against approval of the proposal, or as an abstention, in the same proportion as the shares attributable to the Policy Owners for which voting instructions are received.

  The number of shares of the Portfolio held in each of the NYLIAC separate accounts for which you may give instructions was determined as of the Record Date for the Special Meeting of Shareholders of the Company, and was calculated by dividing your policy's account value (minus any policy indebtedness) allocable to the Portfolio by the net asset value of one share of the Portfolio.

  Please mail your voting instructions to NYLIAC by April 24, 1997. It is important that your policy be represented.

                                            Michael G. Gallo

                                            Senior Vice President
                                            New York Life Insurance and
                                             Annuity Corporation

April 2, 1997

                 [LETTERHEAD OF AMERICAN GENERAL APPEARS HERE]

April 2, 1997


Dear Contract Owner:

        The enclosed proxy statement relates to a special meeting of the shareholders of Morgan Stanley Universal Funds, Inc. (The "Company"). On February 4, 1997, Morgan Stanley Group Inc., the parent corporation of the Company's investment advisers entered into an Agreement and Plan of Merger with Dean Witter, Discover & Co. Pursuant to the merger agreement, the Company's investment advisers, Morgan Stanley Asset Management Inc. ("MSAM") and Miller Anderson & Sherrerd, LLP ("MAS") each will become a subsidiary of the merged company, which will be named Morgan Stanley, Dean Witter, Discover & Co. The Company's current investment advisers will continue to provide the Company with investment advisory and management services following the merger. The primary purpose of the special meeting is to permit the Company's shareholders to consider new investment advisory agreements to take effect following the merger. The new investment advisory agreements between the Company and its investment advisers will be identical to the Company's current investment advisory agreements, except for the dates of execution, effectiveness and termination.

        The attached proxy statement seeks shareholder approval on this item. Although we encourage you to read carefully the full proxy statement, the Company has provided a brief question-and-answer section for your convenience.

                 Your vote is important and your participation in the governance of the Company does make a difference.

        The proposal has been unanimously approved by the Board of Directors of the Company, who recommend that you vote "FOR" the proposal. Your immediate response will help save on the costs of additional solicitations. We look forward to your participation and we thank you for your continued confidence in American General Life Insurance Company.

        PLEASE SIGN AND RETURN YOUR VOTING INSTRUCTION FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Sincerely,


Tim W. Still
Vice President, Annuity Administration
American General Life Insurance Company

[LOGO OF AMERICAN GENERAL
 APPEARS HERE]

                     MORGAN STANLEY UNIVERSAL FUNDS, INC.
                      P.O. BOX 2798 BOSTON, MA 02208-2798

                               -----------------

                    INFORMATION ABOUT YOUR PROXY STATEMENT

Q. Why am I receiving this proxy statement?

A. The direct parent company of Morgan Stanley Asset Management Inc. ("MSAM") and the indirect parent of Miller Anderson & Sherrerd, LLP ("MAS"), your investment advisers, is merging with another company and, as a result, your consent is being sought on:

  .  approval of a new investment advisory agreement with MSAM; and/or

  .  approval of a new investment advisory agreement with MAS.

  Please refer to the proxy statement for a detailed explanation of the proposed items.

Q. How will this affect my account?

A. You can expect the same management expertise and shareholder service you are currently receiving. The new investment advisory agreements between your Company and its investment advisers will be identical to the Company's current investment advisory agreements, except for the dates of execution, effectiveness and initial terms.

Q. Why do I need to vote?

A. Your vote is needed to ensure that the proposal can be acted upon. Your immediate response on the enclosed proxy card will help save on the costs of any further solicitations for a Shareholder vote. We encourage all Shareholders to participate in the governance of their Company.

Q. How does the Board of Directors suggest that I vote?

A. After careful consideration, the Board of Directors of your Company unanimously recommends that you vote "FOR" each item proposed on the enclosed proxy card(s).

Q. Who is paying for expenses related to the Shareholder meeting?

A. The Company's investment advisers or their affiliates will pay for all costs of solicitation. The Company will not pay for the expenses relating to the approval.

                     MORGAN STANLEY UNIVERSAL FUNDS, INC.
                P.O. BOX 2798 BOSTON, MASSACHUSETTS 02208-2798

                               -----------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                  MAY 1, 1997

                               -----------------

  A Special Meeting of Shareholders (the "Meeting") of Morgan Stanley Universal Funds, Inc. (the "Company"), will be held at the offices of Morgan Stanley Asset Management Inc. on May 1, 1997, at 12:30 p.m. (New York time), in Conference Room 3, at 1221 Avenue of the Americas, 22nd Floor, New York, NY 10020, for the following purposes:

  1. To approve or disapprove a new investment advisory agreement with Morgan Stanley Asset Management Inc.;

  2. To approve or disapprove a new investment advisory agreement with Miller Anderson & Sherrerd, LLP; and

  3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

  Only Shareholders of investment portfolios (the "Portfolios") advised by Morgan Stanley Asset Management Inc. are entitled to vote on Proposal 1 (with each appropriate Portfolio voting separately). Likewise, only Shareholders of the Portfolios advised by Miller Anderson & Sherrerd, LLP are entitled to vote on Proposal 2 (with each appropriate Portfolio voting separately). The enclosed proxy card(s) will enable you to vote with respect to the Portfolio(s) in which you are a shareholder. (You will receive a separate solicitation for each account you have with the Company and a separate proxy card for each Portfolio in which such accounts have an investment.)

  Shareholders of record at the close of business on March 21, 1997 are entitled to notice of and to vote at this Meeting or any adjournment thereof.

                                            By Order of the Board of Directors

                                            Valerie Y. Lewis, Secretary

April 2, 1997

                                PROXY STATEMENT

                               -----------------

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                 P.O. BOX 2798 BOSTON, MASSACHUSETTS 02208-2798

                               -----------------

                        SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 1, 1997

  This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Morgan Stanley Universal Funds, Inc. (the "Company") of proxies to be voted at a Special Meeting of Shareholders and all adjournments thereof (the "Meeting"), to be held at the offices of Morgan Stanley Asset Management Inc., Conference Room 3, 22nd Floor, 1221 Avenue of the Americas, New York, NY 10020 on Thursday, May 1, 1997 at 12:30p.m. (New York time). The approximate mailing date of this proxy statement and accompanying form of proxy is April 2, 1997.

  The primary purpose of the Meeting is to permit the Company's shareholders to consider New Advisory Agreements (defined below) to take effect following the consummation of the transactions contemplated by an Agreement and Plan of Merger, dated as of February 4, 1997 (the "Merger Agreement"), between Dean Witter, Discover & Co. ("Dean Witter Discover") and Morgan Stanley Group Inc. ("MS Group"), the direct parent of Morgan Stanley Asset Management Inc. ("MSAM" or an "Adviser") and the indirect parent of Miller Anderson & Sherrerd, LLP ("MAS" or an "Adviser"), the Company's investment advisers. Pursuant to the Merger Agreement, MSAM will become a direct subsidiary and MAS will become an indirect subsidiary of the merged company, which will be called Morgan Stanley, Dean Witter, Discover & Co. The Company's New Advisory Agreements are identical to the Company's Current Advisory Agreements (defined below), except for the dates of execution, effectiveness and initial terms.

  The proposals to be submitted to shareholders are summarized in tabular form below:

                           PROPOSALS TO SHAREHOLDERS

PROPOSAL 1. APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT WITH MORGAN STANLEY
             ASSET MANAGEMENT INC.

  Only Shareholders of the following Portfolios may vote on Proposal 1:

    Mid Cap Value Portfolio                 International Magnum Portfolio
    U.S. Real Estate Portfolio              Emerging Markets Equity Portfolio
    Global Equity Portfolio                 Asian Equity Portfolio

PROPOSAL 2. APPROVAL OF NEW MANAGEMENT ADVISORY AGREEMENT WITH MILLER ANDERSON
             & SHERRERD, LLP

  Only Shareholders of the following Portfolios may vote on Proposal 2:

    Fixed Income Portfolio                  Growth Portfolio
    High Yield Portfolio                    Value Portfolio

  The Company will furnish, without charge, a copy of its most recent Annual Report to Shareholders of the Company on request. As of December 31, 1996, the Company was comprised of one active, non-diversified portfolio, the Emerging Markets Equity Portfolio. Requests should be directed to the Company at Morgan Stanley Asset Management Inc. 1221 Avenue of the Americas New York, NY 10020 or by calling (800) 422-6464 ext.7182.

  The record date for determining shareholders entitled to vote at the meeting is March 21, 1997. Shareholders of each portfolio ("Portfolio") of the Company will be entitled to one vote per share with respect to approval or disapproval of the New Advisory Agreements (defined below). MSAM acts as an investment adviser for the Company with respect to the U.S. Real Estate, Growth, Emerging Markets Equity, Global Equity, International Magnum and Asian Equity Portfolios (together, the "MSAM Advised Portfolios"). Shareholders of each of the MSAM Advised Portfolios will vote separately on a New Advisory Agreement (defined below) with MSAM. MAS acts as an investment adviser for the Company with respect to the High Yield, Fixed Income, Value and Mid Cap Value Portfolios (together, the "MAS Advised Portfolios"). Shareholders of each of the MAS Advised Portfolios will vote separately on a New Advisory Agreement (defined below) with MAS.

  At the close of business on March 21, 1997, there were issued and outstanding the following number of shares of each Portfolio.

                                          OUTSTANDING
      PORTFOLIO                             SHARES
      ---------                          -------------
      Fixed Income Portfolio               819,654.661
      High Yield Portfolio                 812,068.788
      Growth Portfolio                     268,477.965
      Value Portfolio                      310,551.693
      Mid Cap Value Portfolio              320,040.774
      U.S. Real Estate Portfolio           500,000.000
      Global Equity Portfolio              508,675.752
      International Magnum Portfolio     1,034,241.715
      Emerging Markets Equity Portfolio  1,391,495.303
      Asian Equity Portfolio             1,000,000.000

  Shares of each Portfolio are offered only to insurance companies for the purpose of funding their variable annuity contracts and variable life insurance policies and to certain tax-qualified investors. The Portfolios are new and therefore a majority of the shares of each Portfolio are currently owned by MSAM and/or MS Group in connection with providing initial capital to the Portfolios. Information about owners of five percent or more of the outstanding shares of each Portfolio is set forth in the following table.

                                                         TOTAL     PERCENT OF
TITLE OF CLASS OF        NAME OF BENEFICIAL OWNER      NUMBER OF   OUTSTANDING
SHARES                   INC.                           SHARES       SHARES
-----------------        ------------------------    ------------- -----------
Fixed Income Portfolio   Morgan Stanley Group Inc.     800,000.000      98%
                         1221 Avenue of the Americas
                         New York, NY 10020
High Yield Portfolio     Morgan Stanley Group Inc.     800,000.000      99%
                         1221 Avenue of the Americas
                         New York, NY 10020
Growth Portfolio         Morgan Stanley Group Inc.     250,000.000      93%
                         1221 Avenue of the Americas
                         New York, NY 10020
                         American General Life          18,477.965       7%
                         Insurance Company
                         P.O. Box 1591
                         Houston, TX 77251
Value Portfolio          Morgan Stanley Group Inc.     300,000.000      97%
                         1221 Avenue of the Americas
                         New York, NY 10020
Mid Cap Value Portfolio  Morgan Stanley Group Inc.     300,000.000      94%
                         1221 Avenue of the Americas
                         New York, NY 10020
                         American General Life          20,040.774       6%
                         Insurance Company
                         P.O. Box 1591
                         Houston, TX 77251
U.S. Real Estate
 Portfolio               Morgan Stanley Group Inc.     500,000.000     100%
                         1221 Avenue of the Americas
                         New York, NY 10020
Global Equity Portfolio  Morgan Stanley Group Inc.     500,000.000      98%
                         1221 Avenue of the Americas
                         New York, NY 10020
International Magnum     Morgan Stanley Group Inc.   1,000,000.000      97%
Portfolio                1221 Avenue of the Americas
                         New York, NY 10020
Emerging Markets Equity  Morgan Stanley Group Inc.     768,971.226      55%
Portfolio                1221 Avenue of the Americas
                         New York, NY 10020
                         New York Life Insurance       603,725.245      43%
                         and Annuity Corporation
                         300 Interpace Parkway
                         Parsippany, NJ 07054
Asian Equity Portfolio   Morgan Stanley Group Inc.   1,000,000.000     100%
                         1221 Avenue of the Americas
                         New York, NY 10020

  Under current interpretation and administration of the Investment Company Act of 1940, as amended (the "1940 Act"), and regulations thereunder, insurance companies holding shares of the Portfolios in separate accounts which are registered under the 1940 Act are required to vote the shares in accordance with instructions from their variable annuity contract owners and variable life insurance policy owners. Instructions are obtained by the insurance companies sending this proxy statement to their contract owners and policy owners and soliciting the instructions. Shares held in registered separate accounts for which contract owners and policy owners do not give instructions are voted for and against the proposal in the same proportions as the shares voted pursuant to instructions. In addition, shares of each Portfolio owned by MS Group and/or MSAM in connection with providing initial capital will be voted in the same proportion as shares held in insurance company separate accounts are voted.

VOTING

  With respect to each Portfolio, a "vote of majority of the outstanding voting securities" is required, which is defined under the 1940 Act as the lesser of
(i) 67% or more of the voting shares of the Portfolio entitled to vote thereon present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting shares of the Portfolio entitled to vote thereon are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting of the Portfolio entitled to vote thereon.

  Shareholders of each MSAM Advised Portfolio are entitled to vote with respect to Proposal Number 1 and Shareholders of each MAS Advised Portfolio are entitled to vote with respect to Proposal Number 2. Proposal Number 1 will be approved with respect to an MSAM Advised Portfolio if approved by the Shareholders of that MSAM Advised Portfolio, regardless of whether the other Shareholders of any other Portfolios approve the proposal. Likewise, Proposal Number 2 will be approved with respect to an MAS Advised Portfolio if approved by the shareholders of that MAS Advised Portfolio, regardless of whether the other shareholders of any other Portfolios approve the proposal.

  The Board recommends that you cast your vote.

  . FOR approval of the New Advisory Agreement with MSAM; and/or

  . FOR approval of the New Advisory Agreement with MAS.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "for" the proposal as to which it is entitled to vote. Abstentions will not be counted for or against the proposal, but will be counted as votes present for purposes of determining whether a quorum is present. Abstentions will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Meeting and will therefore have the effect of counting against any Proposal to which they relate. A majority of the outstanding Shares entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Meeting.

  Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Company a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

              THE PROPOSALS: APPROVAL OF NEW ADVISORY AGREEMENTS

THE ADVISERS
------------

MORGAN STANLEY ASSET MANAGEMENT INC. (MSAM)

  MSAM currently is a wholly-owned subsidiary of MS Group and provides a broad range of portfolio management services to customers in the United States and abroad. At December 31, 1996, MSAM together with its affiliated asset management companies (other than MAS) managed investments totaling approximately $70.4 billion. The address of MSAM is 1221 Avenue of the Americas, New York, NY
10020.

  Set forth below is the name, address and principal occupation of the principal executive officer and each director of MSAM:


      NAME AND ADDRESS                     PRINCIPAL OCCUPATION
      ----------------                     --------------------

Barton M. Biggs              Chairman and Managing Director, MSAM; Managing
1221 Avenue of the Americas  Director of Morgan Stanley & Co. Incorporated;
New York, New York 10020     Chairman of Morgan Stanley Asset Management Limited

James M. Allwin              President, Director and Managing Director, MSAM;
1221 Avenue of the Americas  Managing Director of Morgan Stanley & Co.
New York, New York 10020     Incorporated; President of Morgan Stanley Realty
                             Inc.

Peter A. Nadosky             Vice Chairman, Director and Managing Director,
1221 Avenue of the Americas  MSAM; Managing Director of Morgan Stanley & Co.
New York, New York 10020     Incorporated; Director of Morgan Stanley Asset
                             Management Limited

Gordon S. Gray               Director and Managing Director, MSAM; Managing
1221 Avenue of the Americas Director of Morgan Stanley & Co. Incorporated New York, New York 10020

Dennis G. Sherva             Director and Managing Director, MSAM; Managing
1221 Avenue of the Americas Director of Morgan Stanley & Co. Incorporated New York, New York 10020

MILLER ANDERSON & SHERRERD, LLP (MAS)

  MAS, a Pennsylvania limited liability partnership founded in 1969, has its principal offices at One Tower Bridge, West Conshohocken, Pennsylvania 19428. MAS provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors and has served as investment adviser to several open-end investment companies since 1984. At December 31, 1996, MAS managed investments totaling approximately $41.1 billion.

  Listed below are the names, address and principal occupations of each of the principal executive officers of MAS.

     NAME AND ADDRESS                      PRINCIPAL OCCUPATION
     ----------------                      --------------------
Thomas L. Bennett                Principal executive officer and Portfolio
One Tower Bridge                 Manager; Managing Director, Morgan Stanley &
West Conshohocken, PA 19428      Co. Incorporated

Gary G. Schlarbaum               Principal executive officer and Portfolio
One Tower Bridge                 Manager; Managing Director, Morgan Stanley &
West Conshohocken, PA 19428      Co. Incorporated

Marna C. Whittington             Principal executive officer; Managing Director,
One Tower Bridge                 Morgan Stanley & Co. Incorporated
West Conshohocken, PA 19428

Richard B. Worley                Principal executive officer and Portfolio
One Tower Bridge                 Manager; Managing Director, Morgan Stanley &
West Conshohocken, PA 19428      Co. Incorporated


  MS Group acquired MAS in January 1996. As part of that acquisition, the then partners of MAS including each of the above-mentioned principal executive officers, sold their partnership interests in MAS to Morgan Stanley Asset Management Holdings Inc., an indirect wholly-owned subsidiary of MS Group, for cash and securities of MS Group.

INFORMATION CONCERNING MORGAN STANLEY GROUP

  MS Group and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co."), a registered broker-dealer, MSAM, a registered investment adviser, and Morgan Stanley International, provide a wide range of financial services on a global basis. MS Group's principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring, real estate, project finance and other corporate finance advisory activities; merchant banking and other principal investment activities; stock brokerage and research services; asset management; the trading of foreign exchange and commodities as well as derivatives on a broad range of asset categories, rates and indices; real estate advice, financing and investing; and global custody, securities clearance services and securities lending.

INFORMATION CONCERNING DEAN WITTER, DISCOVER & CO.

  Dean Witter Discover is a diversified financial services company offering a broad range of nationally marketed credit and investment products with a primary focus on individual customers. Dean Witter Discover has two principal lines of business: credit services and securities. Its credit services business consists primarily of the issuance, marketing and servicing of general purpose credit cards and the provision of transaction processing services, private-label credit card services and real estate secured loans. It is the largest single issuer of general purpose credit cards in the United States as measured by number of accounts and cardmembers and the third largest originator and servicer of credit card receivables, as measured by managed loans. Dean Witter Discover's securities business is conducted primarily through its wholly-owned subsidiaries, Dean Witter Reynolds Inc. ("DWR") and Dean Witter Intercapital Inc. ("Intercapital"). DWR is a full-service securities firm offering in a wide variety of securities products to serve the investment needs of individual clients through over 9,100 professional account executives located in 371 branch offices. DWR is among the largest NYSE members and is a member of other major securities, futures and options exchanges. Intercapital is a registered investment adviser that, along with its subsidiaries, services investment companies, individual accounts and institutional portfolios.

THE MERGER

  Pursuant to the Merger Agreement, MS Group will be merged (the "Merger") with and into Dean Witter Discover and the surviving corporation will be named Morgan Stanley, Dean Witter, Discover & Co. Following the Merger, MSAM will be a direct subsidiary and MAS will be an indirect subsidiary of Morgan Stanley, Dean Witter, Discover & Co.

  Under the terms of the Merger Agreement, each of MS Group's common shares will be converted into the right to receive 1.65 shares of Morgan Stanley, Dean Witter, Discover & Co. common stock and each issued and outstanding share of Dean Witter Discover common stock will remain outstanding and will thereafter represent one share of Morgan Stanley, Dean Witter, Discover & Co. common stock. Following the Merger, MS Group's former shareholders will own approximately 45% and Dean Witter Discover's former shareholders will own approximately 55% of the outstanding shares of common stock of Morgan Stanley, Dean Witter, Discover & Co.

  The Merger is expected to be consummated in mid-1997 and is subject to certain closing conditions, including certain regulatory approvals and the approval of shareholders of both MS Group and Dean Witter Discover.

  The Board of Directors of Morgan Stanley, Dean Witter, Discover & Co. initially will consist of fourteen members, two of whom will be MS Group insiders and two of whom will be Dean Witter Discover insiders. The remaining ten directors will be independent directors, with MS Group and Dean Witter Discover each nominating five of the ten. The Chairman and Chief Executive Officer of Morgan Stanley, Dean Witter, Discover & Co. will be the current Chairman and Chief Executive Officer of Dean Witter Discover, Phillip Purcell. The President and Chief Operating Officer of Morgan Stanley, Dean Witter, Discover & Co. will be the current President of MS Group, John Mack.

  The Board has been advised that neither MSAM nor MAS anticipates any reduction, as a result of the Merger, in the quality of services now provided to the Company and that neither expects that the Merger will result in any material changes in the business of the MSAM or MAS, respectively, or in the manner in which they render services to the Company. The Board has also been advised that neither MSAM nor MAS anticipates that the Merger or any ancillary transactions will have any adverse effect on its ability to fulfill its obligations under the applicable New Advisory Agreements (defined below) with the Company or to operate its business in a manner consistent with past business practice.

THE ADVISORY AGREEMENTS

  In anticipation of the Merger, a majority of the Directors of the Company, including a majority of the Directors who are not (i) parties to either New Advisory Agreement (defined below) or (ii) interested persons of any such party, approved a new investment advisory agreement between the Company and MSAM (the "New MSAM Advisory Agreement") and a new advisory agreement between the Company and MAS (the "New MAS Advisory Agreement" and, together with the New MSAM Advisory Agreement, the "New Advisory Agreements"). The form of the New MSAM Advisory Agreement is identical to the Current MSAM Advisory Agreement (defined below) and the form of the New MAS Advisory Agreement is identical to the Current MAS Advisory Agreement (defined below), except in each case for the dates of execution, effectiveness and initial term. The holders of a majority of the outstanding voting securities (within the meaning of the 1940 Act) of the Portfolios are being asked to approve the appropriate New Advisory Agreement. See "The New Advisory Agreements" below.

  The following summary of the Current Advisory Agreements and the New Advisory Agreements is qualified by reference to Annexes A and B.

THE CURRENT ADVISORY AGREEMENTS

 MORGAN STANLEY ASSET MANAGEMENT INC.

  The current advisory agreement between the Company and MSAM dated as of September 9, 1996 (the "Current MSAM Agreement"), was approved by the initial Shareholder of the Portfolios on October 1, 1996 for the Emerging Markets Equity Portfolio, on January 3, 1997 for the Growth, Equity, and International Equity Portfolios, and on March 1, 1997 for the U.S. Real Estate and Asian Equity Portfolios.

  At a meeting of the Board held on August 15, 1996, a majority of the Board, including a majority of the Directors who are not "interested parties" as defined by the 1940 Act ("Independent Directors") approved the Current MSAM Agreement with respect to each MSAM Advised Portfolio.

  The Current MSAM Agreement provides that MSAM, as an investment adviser, will manage the investments and the reinvestments of the MSAM Advised Portfolios including the selection of securities for the Company to purchase, hold or sell, the amount of assets to remain uninvested, and the selection of brokers through whom the Company's portfolio transactions are executed. MSAM may also furnish offices, necessary facilities and equipment and provide other services.

  The Current MSAM Agreement provides that MSAM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which the Current MSAM Agreement relates except a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties or breach of its fiduciary duty with respect to the receipt of compensation for services.

  MSAM's activities are subject to the review and supervision of the Board, to which it renders periodic reports with respect to the MSAM Advised Portfolios' investment activities. The Current MSAM Agreement may be terminated, without penalty, on 60 days' written notice by the Company or upon 90 days' written notice by MSAM and will terminate immediately upon assignment.

  Under the Current MSAM Agreement, the Company pays MSAM as compensation for the services rendered annual fees equal to percentages listed below of the respective Portfolio's average daily net assets.

              PORTFOLIO                 CONTRACTUAL ADVISORY FEE
              ---------                 ------------------------
      Growth Portfolio               First $500 Million                    0.55%
                                     From $500 Million to $1 Billion       0.50%
                                     More than $1 Billion                  0.45%
      U.S. Real Estate Portfolio     First $500 Million                    0.80%
                                     From $500 Million to $1 Billion       0.75%
                                     More than $1 Billion                  0.70%
      Global Equity Portfolio        First $500 Million                    0.80%
                                     From $500 Million to $1 Billion       0.75%
                                     More than $1 Billion                  0.70%
      International Magnum           First $500 Million                    0.80%
      Portfolio                      From $500 Million to $1 Billion       0.75%
                                     More than $1 Billion                  0.70%
      Emerging Markets Equity        First $500 Million                    1.25%
      Portfolio                      From $500 Million to $1 Billion       1.20%
                                     More than $1 Billion                  1.15%
      Asian Equity Portfolio         First $500 Million                    0.80%
                                     From $500 Million to $1 Billion       0.75%
                                     More than $1 Billion                  0.70%

  In the fiscal year ending December 31, 1996, MSAM received advisory fees of $32,000 for services provided to the Emerging Markets Equity Portfolio. MSAM's net advisory fee for the Emerging Markets Equity Portfolio, after fee waivers and/or expense reimbursements, as a percentage of average daily net assets was 0.31%. The other MSAM Advised Portfolios did not commence operations in this fiscal year and, therefore, MSAM did not receive any compensation from the Company during this period for these Portfolios.

  The net assets of the MSAM Advised Portfolios, as well as other investment companies advised by the Adviser, the rates of compensation to the Adviser, and the net advisor fees after fee waivers and/or expense reimbursements are set forth at Annex C hereto.

 MILLER ANDERSON & SHERRERD, LLP

  The current advisory agreement between the Company and MAS dated as of September 9, 1996 MAS Advised (the "Current MAS Agreement") was last approved by the initial shareholder of the MAS Portfolios on January 3, 1997.

  At a meeting of the Board held on August 15, 1996, a majority of the Board, including a majority of the Independent Directors, approved the Current MAS Agreement with respect to each MAS Advised Portfolio.

  The Current MAS Agreement provides that MAS will manage the investments and the reinvestments of the Portfolios including the selection of securities for the Company to purchase, hold or sell, the amount of assets to remain uninvested, and the selection of brokers through whom the Company's portfolio transactions are executed. MAS may also furnish offices, necessary facilities and equipment and provide other services.

  The Current MAS Agreement provides that MAS shall not be liable for any error of judgment or mistake of law, or for any loss suffered by the Company in connection with the matters to which the Current MAS Agreement relates except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duty or breach of fiduciary duty with respect to the receipt of compensation for services.

  MAS's activities are subject to the review and supervision of the Board, to which it renders periodic reports with respect to the MAS Advised Portfolios investment activities. The Current MAS Agreement may be terminated without penalty, on 60 days' written notice by the Company or upon 90 days' written notice by MAS and will terminate immediately upon assignment.

  Under the Current MAS Agreement the Company pays MAS as compensation for the services rendered annual fees equal to percentages listed below of the respective Portfolio's average daily net assets.

             PORTFOLIO                 CONTRACTUAL ADVISORY FEE
             ---------                 ------------------------
      Fixed Income Portfolio        First $500 Million                        0.40%
                                    From $500 Million to $1 Billion           0.35%
                                    More than $1 Billion                      0.30%
      High Yield Portfolio          First $500 Million                        0.50%
                                    From $500 Million to $1 Billion           0.45%
                                    More than $1 Billion                      0.40%
      Value Portfolio               First $500 Million                        0.55%
                                    From $500 Million to $1 Billion           0.50%
                                    More than $1 Billion                      0.45%
      Mid Cap Value Portfolio       First $500 Million                        0.75%
                                    From $500 Million to $1 Billion           0.70%
                                    More than $1 Billion                      0.65%

  The MAS Advised Portfolios did not commence operations in the fiscal year ending December 31, 1996 and, therefore, MAS received no compensation from the Company during this period.

  The net assets of the MAS Advised Portfolios, as well as other investment companies advised by the Adviser, the rates of compensation to the Adviser, and the net advisory fee gives fee waiver or expense reimbursement are set forth at Annex D hereto.

THE NEW ADVISORY AGREEMENTS

  The Board approved the New MSAM Advisory Agreement and New MAS Advisory Agreement on March 13, 1997, the forms of which are attached as Annex A and Annex B, respectively. The form of the proposed New MSAM Advisory Agreement is identical to the Current MSAM Agreement, except for the dates of execution, effectiveness and initial term. Likewise, the form of the proposed New MAS Advisory Agreement is identical to the Current MAS Agreement, except for the dates of execution, effectiveness and initial term.

  The investment advisory fee as a percentage of net assets payable by each Portfolio will be the same under each New Advisory Agreement as under the applicable Current Advisory Agreement. If the investment advisory fee under each of the New Advisory Agreements had been in effect for the Company's most recently completed fiscal year, advisory fees paid to MSAM and MAS by the Company would have been identical to those paid under the applicable Current Advisory Agreements.

  The Board held a meeting on March 13, 1997, at which meeting the Directors, including the Independent Directors, unanimously approved each New Advisory Agreement for the Company and recommended the agreements for approval by the shareholders of the MSAM Advised Portfolios and the MAS Advised Portfolios, as appropriate. Each New Advisory Agreement would take effect upon the later to occur of (i) the obtaining of shareholder approval or (ii) the closing of the Merger. Each New Advisory Agreement will continue in effect for an initial two year term and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

  In evaluating each New Advisory Agreement, the Board took into account that the Company's Current Advisory Agreements and the New Advisory Agreements, including their terms relating to the services to be provided thereunder by the respective Adviser and the fees and expenses payable by the Company, are identical, except for the dates of execution, effectiveness and initial term. The Board also considered other possible benefits to MSAM, MAS and Morgan Stanley, Dean Witter, Discover & Co. that may result from the Merger including the continued use of Morgan Stanley & Co. and Dean Witter Discover brokers and their affiliates, to the extent permitted by law, for brokerage services.

  The Board considered the terms of the Merger Agreement and the possible effects of the Merger upon the organization of each of MSAM and MAS and upon the ability of each Adviser to provide advisory services to the Company. The Board considered the skills and capabilities of MSAM and MAS. In this regard, the Board was informed of the resources of Morgan Stanley, Dean Witter, Discover & Co. to be made available to each of MSAM and MAS.

  The Board also considered the effect on the Company of MSAM and MAS each becoming an affiliated person of Morgan Stanley, Dean Witter, Discover & Co. Following the Merger, the 1940 Act will prohibit or impose certain conditions on the ability of the Company to engage in certain transactions with Morgan Stanley, Dean Witter, Discover & Co. and its affiliates. For example, absent exemptive relief, the Company will be prohibited from purchasing securities from Morgan Stanley & Co. and Dean Witter Discover in transactions in which Morgan Stanley & Co. and Dean Witter Discover act as a principal. Currently the Company is prohibited from making such purchases in only those transactions in which Morgan Stanley & Co. or an affiliate acts as a principal. The Company will also have to satisfy certain conditions in order to engage in securities transactions in which Morgan Stanley & Co. or Dean Witter Discover is acting as an underwriter. The Company is already required to satisfy such conditions when engaging in transactions in which Morgan Stanley & Co. or an affiliate is acting as an underwriter. In this connection, management of MSAM and management of MAS each represented to the Board that they do not believe these prohibitions or conditions will have a material effect on the management or performance of the MSAM Advised Portfolios or the MAS Advised Portfolios, respectively.

  After consideration of the above factors and such other factors and information that the Board deemed relevant, the Directors, including the Independent Directors, unanimously: (i) approved the New MSAM Advisory Agreement; (ii) approved the New MAS Advisory Agreement; (iii) voted to recommend the approval of the New MSAM Advisory Agreement to the shareholders of the MSAM Advised Portfolios; and (iv) voted to recommend the approval of the New MAS Advisory Agreement to the Shareholders of the MAS Advised Portfolios.

  In the event that shareholders of an MSAM Advised Portfolio or an MAS Advised Portfolio do not approve the New MSAM Advisory Agreement or the New MAS Advisory Agreement, respectively, the applicable Current Advisory Agreement will remain in effect and the Board will take such action as it deems in the best interest of the Company and its Shareholders, which may include proposing that Shareholders approve an agreement in lieu of such New Advisory Agreement. If the Merger is not consummated, each of MSAM and MAS would continue to serve as investment adviser of the Company pursuant to the terms the applicable Current Advisory Agreement.

  THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" APPROVAL OF THE NEW ADVISORY AGREEMENTS.

                             ADDITIONAL INFORMATION

DIRECTORS AND OFFICERS OF THE COMPANY

  Information is set forth below about the Company's current Directors and principal executive officers, including their name, position with the Company, and relationship to MSAM or MAS. None of the Directors own shares of the Company.

      NAME AND POSITION WITH
            THE COMPANY          AFFILIATION WITH MSAM OR MAS
      ----------------------     ----------------------------
      Barton M. Biggs          Chairman and Director of
      Chairman and Director    MSAM
      Warren J. Olsen          Principal of MSAM
      Director and President
      John D. Barrett, II      N/A
      Director
      Gerard E. Jones          N/A
      Director
      Andrew McNally, IV       N/A
      Director
      Samuel T. Reeves         N/A
      Director
      Fergus Reid              N/A
      Director
      Frederick O. Robertshaw  N/A
      Director
      Michael F. Klein         Principal of MSAM
      Vice President
      Harold J. Schaaff, Jr.   General Counsel, Principal and
      Vice President           Secretary of MSAM
      Joseph P. Stadler        Vice President of MSAM
      Vice President
      Valerie Y. Lewis         Vice President of MSAM
      Secretary
      Lorraine Truten          Principal of Morgan Stanley &
      Vice President           Co. Incorporated, Head of
                               Mutual Fund Services of MAS
      Douglas W. Kugler        Vice President of Morgan Stanley
      Vice President           & Co. Incorporated, Head
                               of Mutual Fund Administration
                               of MAS, Treasurer of MAS Funds
      Karl O. Hartmann         N/A
      Assistant Secretary
      James R. Rooney          N/A
      Treasurer
      Joanna Haigney           N/A
      Assistant Treasurer

TRANSACTIONS /AGREEMENTS WITH AFFILIATES

 ADMINISTRATOR

  Pursuant to Administration Agreements between the Advisers, respectively, and the Company, MSAM and MAS (each an "Administrator") provide administrative services to the MSAM Advised Portfolios and the MAS Advised Portfolios, respectively. For their services under separate administration agreements with the Company (the "Administration Agreements"), the Company pays the Administrators a monthly fee which on an annual basis equals 0.25% of the average daily net assets of each Portfolio. For the fiscal year ended December 31, 1996, the Company paid administration fees to MSAM of approximately $9,000.00. Administration fees were not paid to MAS in the fiscal year ending December 31, 1996 because no MAS Advised Portfolio commenced operations during this period. Whether or not a particular proposal is approved, MSAM and MAS will continue to provide administrative services to the MSAM Advised Portfolios and the MAS Advised Portfolios, respectively.

 CUSTODIAN

  Morgan Stanley Trust Company, located at 1 Pierrepont Plaza, Brooklyn, New York 11201 ("MSTC"), acts as the Company's custodian for foreign assets held outside the United States and employs subcustodians who were approved by the Directors of the Company in accordance with the regulations of the Securities and Exchange Commission for the purpose of providing custodial services for such assets. For the fiscal year ended December 31, 1996, the Company paid MSTC fees of approximately $39,000. Whether or not a particular proposal is approved, MSTC will continue to act as the Company's custodian for foreign assets held outside the United States.

 DISTRIBUTOR

  Under a separate Distribution Agreement with the Company, Morgan Stanley & Co., a wholly-owned subsidiary of the MS Group, serves as the exclusive distributor of the Portfolios and sells shares of each Portfolio on the terms described in the Company's prospectus. In the fiscal year ended December 31, 1996, Morgan Stanley & Co. did not receive any compensation for distribution services. Whether or not a particular proposal is approved, Morgan Stanley & Co. will continue to provide distribution services to the Portfolios.

 PORTFOLIO TRANSACTIONS

  Each Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios. The Company has authorized each Adviser to pay higher commissions in recognition of brokerage and research services which, in the opinion of the particular Adviser, are necessary for the achievement of better execution, provided that the Adviser believes this to be in the best interest of the Company.

  In purchasing and selling securities for the Portfolios, it is the Company's policy to seek to obtain quality execution at the most favorable prices, through responsible broker-dealers. In selecting broker-dealers to execute the securities transactions for the Portfolios, consideration will be given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services which they provide to the Company. Some securities considered for investment by a Portfolio may also be appropriate for other clients served by that Portfolio's Adviser. If purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by that Portfolio's Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Advisers, and the results of such allocations, are subject to periodic review by the Company's Directors.

  Subject to the overriding objective of obtaining the best execution of orders, each Adviser may allocate a portion of the Company's portfolio brokerage transactions to Morgan Stanley & Co. or broker affiliates of Morgan Stanley & Co. and, subsequent to the Merger, to DWR or broker affiliates of DWR, each under procedures adopted by the Board of Directors. For the fiscal year ended December 31, 1996, the Company paid brokerage commissions of approximately $26.00 to Morgan Stanley & Co., an affiliated broker-dealer. For the fiscal year ended December 31, 1996, commissions paid to the Distributor represented approximately 0.06% of the total amount of brokerage commissions paid in such period.

 EXPENSES

  All costs of solicitation (including the printing and mailing of this proxy statement, meeting notice, form of proxy and voting instruction material, as well as any necessary supplementary solicitations) will be paid by MSAM, MAS or their affiliates. The Company will not pay for the expenses relating to the approval.

 SUBMISSION OF SHAREHOLDER PROPOSALS

  The Company does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of Morgan Stanley Universal Funds, Inc., c/o Morgan Stanley Asset Management Inc., Legal Department, 1221 Avenue of the Americas, New York, New York 10020.

GENERAL

  The Company knows of no business other than that mentioned in the Proposals of the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgement. In the event a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions by the insurance companies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of Shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of affirmative votes then cast, the percentage of negative votes then cast the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

  A list of Shareholders of the Company entitled to be present and vote at the Meeting will be available at the offices of the Company, 1221 Avenue of the Americas, New York, NY 10020 for inspection by any Shareholder during regular business hours for ten days prior to the date of the Meeting.

  Failure of a quorum to be present at the Meeting for the Company may necessitate adjournment and additional proxy solicitations.

  IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                            Valerie Y. Lewis,
                                            Secretary

April 2, 1997

                                                                         ANNEX A

                 FORM OF NEW MSAM INVESTMENT ADVISORY AGREEMENT

                      MORGAN STANLEY ASSET MANAGEMENT INC.
                         INVESTMENT ADVISORY AGREEMENT

  AGREEMENT made this    day of       , 199  by and between Morgan Stanley
Universal Funds, Inc., a Maryland corporation (the "Fund") and Morgan Stanley Asset Management Inc., a Delaware corporation (the "Adviser").

  1. Duties of Adviser. The Fund hereby appoints the Adviser to act as investment adviser to the investment funds (the "Portfolios") of the Fund as set forth on Schedule A attached hereto for the period and on such terms as set forth in this Agreement. The Fund employs the Adviser to manage the investment and reinvestment of the assets of the Portfolios, to continuously review, supervise and administer the investment program of each of the Portfolios, to determine in its discretion the securities to be purchased or sold and the portion of each Portfolios' assets to be held uninvested, to provide the Fund with records concerning the Adviser's activities which the Fund is required to maintain, and to render regular reports to the Fund's officers and Board of Directors concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Directors of the Fund, and in compliance with the objectives, policies and limitations set forth in the Fund's prospectus and applicable laws and regulations. The Adviser accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

  2. Portfolio Transactions. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of securities for each of the Portfolios and is directed to use its best efforts to obtain the best available price and most favorable execution, except as prescribed herein. Unless and until otherwise directed by the Board of Directors of the Fund, the Adviser is authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. The Adviser will promptly communicate to the officers and Directors of the Fund such information relating to portfolio transactions as they may reasonably request.

  3. Compensation of the Adviser. For the services to be rendered by the Adviser as provided in Section 1 of this Agreement, the Fund shall pay to the Adviser, at the end of each of the Fund's fiscal quarters, an advisory fee calculated by applying a quarterly rate, based on the annual percentage rates as set forth in Schedule B attached hereto with respect to the average daily net assets of each of the Portfolios for the quarter.

  In the event of termination of this Agreement, the fees provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current fiscal quarter as a percentage of the total number of days in such quarter.

  4. Other Services. At the request of the Fund, the Adviser in its discretion may make available to the Fund office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Adviser and billed to the Fund at the Adviser's cost.

  5. Reports. The Fund and the Adviser agree to furnish to each other current prospectuses, statements of additional information, proxy statements, reports to stockholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

  6. Status of Adviser. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

  7. Liability of Adviser. In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties hereunder, (ii) reckless disregard by the Adviser of its obligations and duties hereunder, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940, as amended ("1940 Act")), the Adviser shall not be subject to any liability whatsoever to the Fund, or to any stockholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of any of the Portfolios.

  8. Permissible Interests. Subject to and in accordance with the Articles of Incorporation of the Fund and the Certificate of Incorporation of the Adviser, Directors, officers, agents and stockholders of the Fund are or may be interested in the Adviser (or any successor thereof) as Directors, officers, agents, stockholders or otherwise; Directors, officers, agents and stockholders of the Adviser are or may be interested in the Fund as Directors, officers, stockholders or otherwise; and the Adviser (or any successor) is or may be interested in the Fund as a stockholder or otherwise; and that the effect of any such interrelationships shall be governed by said Articles of Incorporation, Certificate of Incorporation and the provisions of the 1940 Act.

  9. Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall continue until the earlier of the end of two years after the date first written above or a date within such two-year period as specifically approved (a) by the vote of a majority of those members of the Board of Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of each of the Portfolios thereafter shall continue for periods of one year so long as such continuance is specifically approved at least annually; and (a) by the vote of a majority of those members of the Board of Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and
(b) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of each of the Portfolios; provided, however, that if the holders of any Portfolios fail to approve the Agreement as provided herein, the Adviser may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act and rules thereunder. This Agreement may be terminated with respect to any of the Portfolios at any time, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to the Adviser. This Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days' written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its assignment, provided that an assignment to a corporate successor to all or substantially all of the Adviser's business or to a wholly-owned subsidiary of such corporate successor which does not result in a change of actual control of the Adviser's business shall not be deemed to be an assignment for the purposes of this Agreement. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at any office of such party and shall be deemed given when received by the addressee.

  As used in this Section 9, the terms "assignment", "interested persons", and "a vote of a majority the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act.

  10. Amendment of Agreement. This Agreement may be amended by mutual consent, but the consent of the Fund must be approved (a) by vote of a majority of those members of the Board of Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) by vote of a majority of the outstanding voting securities of each of the Portfolios.

  11. Use of Name. The Fund agrees that if this Agreement is terminated and the Adviser shall no longer be the adviser to the Fund, the Fund will, within a reasonable period of time, change its name to delete reference to "Morgan Stanley."

  12. Severability. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

  13. Applicable Law. This Agreement shall be construed in accordance with the laws of the State of New York, provided, that nothing herein shall be construed as being inconsistent with the 1940 Act.

  14. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

Morgan Stanley Asset Management Inc.      Morgan Stanley Universal Funds, Inc.


By: _________________________________     By: _________________________________
  Name:                                      Name:
  Title:                                     Title

                                   SCHEDULE A

                                       TO

               INVESTMENT ADVISORY AGREEMENT DATED AS OF

                                 BY AND BETWEEN

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

                                      AND

                      MORGAN STANLEY ASSET MANAGEMENT INC.

                                   PORTFOLIOS

      1.Money Market Portfolio
      2.Growth Portfolio
      3.U.S. Real Estate Portfolio
      4.Emerging Markets Debt Portfolio
      5.Global Equity Portfolio
      6.International Magnum Portfolio
      7.Emerging Markets Equity Portfolio
      8.Asian Equity Portfolio

                                   SCHEDULE B

                                       TO

              INVESTMENT ADVISORY AGREEMENT DATED AS OF

                                 BY AND BETWEEN

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

                                      AND

                      MORGAN STANLEY ASSET MANAGEMENT INC.

            ADVISORY FEES FOR THE FUND'S PORTFOLIOS ADVISED BY MSAM

                   U.S. FIXED INCOME PORTFOLIO ADVISORY FEES

                                                                          MONEY
     ASSETS                                                               MARKET
     ------                                                               ------
     First $500 million.................................................. 0.30%
     From $500 million to $1 billion..................................... 0.25%
     More than $1 billion................................................ 0.20%

                      U.S. EQUITY PORTFOLIO ADVISORY FEES

                                                                           U.S.
                                                                           REAL
     ASSETS                                                        GROWTH ESTATE
     ------                                                        ------ ------
     First $500 million........................................... 0.55%  0.80%
     First $500 million to $1 billion............................. 0.50%  0.75%
     More than $1 billion......................................... 0.45%  0.70%

                         GLOBAL PORTFOLIO ADVISORY FEES

                                 EMERGING                      EMERGING
                                 MARKETS  GLOBAL INTERNATIONAL MARKETS  ASIAN
ASSETS                             DEBT   EQUITY    MAGNUM      EQUITY  EQUITY
------                           -------- ------ ------------- -------- ------
First $500 million..............  0.75%   0.80%      0.80%      1.25%   0.80%
First $500 million to $1 bil-
 lion...........................  0.70%   0.75%      0.75%      1.20%   0.75%
More than $1 billion............  0.65%   0.70%      0.70%      1.15%   0.70%

                                                                         ANNEX B

                 FORM OF NEW MAS INVESTMENT ADVISORY AGREEMENT

                        MILLER ANDERSON & SHERRERD, LLP
                         INVESTMENT ADVISORY AGREEMENT

  AGREEMENT made this    day of      , 199  by and between Morgan Stanley
Universal Funds, Inc., a Maryland corporation (the "Fund") and Miller Anderson & Sherrerd, LLP, a Pennsylvania limited liability partnership (the "Adviser").

  1. Duties of Adviser. The Fund hereby appoints the Adviser to act as investment adviser to the investment funds (the "Portfolios") of the Fund as set forth on Schedule A attached hereto for the period and on such terms as set forth in this Agreement. The Fund employs the Adviser to manage the investment and reinvestment of the assets of the Portfolios, to continuously review, supervise and administer the investment program of each of the Portfolios, to determine in its discretion the securities to be purchased or sold and the portion of each Portfolios' assets to be held uninvested, to provide the Fund with records concerning the Adviser's activities which the Fund is required to maintain, and to render regular reports to the Fund's officers and Board of Directors concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Directors of the Fund, and in compliance with the objectives, policies and limitations set forth in the Fund's prospectus and applicable laws and regulations. The Adviser accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

  2. Portfolio Transactions. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of securities for each of the Portfolios and is directed to use its best efforts to obtain the best available price and most favorable execution, except as prescribed herein. Unless and until otherwise directed by the Board of Directors of the Fund, the Adviser is authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. The Adviser will promptly communicate to the officers and Directors of the Fund such information relating to portfolio transactions as they may reasonably request.

  3. Compensation of the Adviser. For the services to be rendered by the Adviser as provided in Section 1 of this Agreement, the Fund shall pay to the Adviser, at the end of each of the Fund's fiscal quarters, an advisory fee calculated by applying a quarterly rate, based on the annual percentage rates as set forth in Schedule B attached hereto with respect to the average daily net assets of each of the Portfolios for the quarter.

  In the event of termination of this Agreement, the fees provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current fiscal quarter as a percentage of the total number of days in such quarter.

  4. Other Services. At the request of the Fund, the Adviser in its discretion may make available to the Fund office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Adviser and billed to the Fund at the Adviser's cost.

  5. Reports. The Fund and the Adviser agree to furnish to each other current prospectuses, statements of additional information, proxy statements, reports to stockholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

  6. Status of Adviser. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

  7. Liability of Adviser. In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties hereunder, (ii) reckless disregard by the Adviser of its obligations and duties hereunder, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment company Act of 1940, as amended ("1940 Act")), the Adviser shall not be subject to any liability whatsoever to the Fund, or to any stockholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of any of the Portfolios.

  8. Permissible Interests. Subject to and in accordance with the Articles of Incorporation of the Fund and the Certificate of Incorporation of the Adviser, Directors, officers, agents and stockholders of the Fund are or may be interested in the Adviser (or any successor thereof) as Directors, officers, agents, stockholders or otherwise; Directors, officers, agents and stockholders of the Adviser are or may be interested in the Fund as Directors, officers, stockholders or otherwise; and the Adviser (or any successor) is or may be interested in the Fund as a stockholder or otherwise; and that the effect of any such interrelationships shall be governed by said Articles of Incorporation, Certificate of Incorporation and the provisions of the 1940 Act.

  9. Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall continue until the earlier of the end of two years after the date first written above or a date within such two-year period as specifically approved (a) by the vote of a majority of those members of the Board of Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of each of the Portfolios thereafter shall continue for periods of one year so long as such continuance is specifically approved at least annually; and (a) by the vote of a majority of those members of the Board of Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and
(b) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of each of the Portfolios; provided, however, that if the holders of any Portfolios fail to approve the Agreement as provided herein, the Adviser may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act and rules thereunder. This Agreement may be terminated with respect to any of the Portfolios at any time, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to the Adviser. This Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days' written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its assignment, provided that an assignment to a corporate successor to all or substantially all of the Adviser's business or to a wholly-owned subsidiary of such corporate successor which does not result in a change of actual control of the Adviser's business shall not be deemed to be an assignment for the purposes of this Agreement. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at any office of such party and shall be deemed given when received by the addressee.

  As used in this Section 9, the terms "assignment", "interested persons", and "a vote of a majority the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act.

  10. Amendment of Agreement. This Agreement may be amended by mutual consent, but the consent of the Fund must be approved (a) by vote of a majority of those members of the Board of Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) by vote of a majority of the outstanding voting securities of each of the Portfolios.

  11. Use of Name. The Fund agrees that if this Agreement is terminated and the Adviser shall no longer be the adviser to the Fund, the Fund will, within a reasonable period of time, change its name to delete reference to "Morgan Stanley."

  12. Severability. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

  13. Applicable Law. This Agreement shall be construed in accordance with the laws of the State of New York, provided, that nothing herein shall be construed as being inconsistent with the 1940 Act.

  14. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

Miller Anderson & Sherrerd, LLP           Morgan Stanley Universal Funds, Inc.


By: _________________________________     By: _________________________________
  Name:                                      Name:
  Title                                      Title:

                                   SCHEDULE A

                                       TO

              INVESTMENT ADVISORY AGREEMENT DATED AS OF

                                 BY AND BETWEEN

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

                                      AND

                        MILLER ANDERSON & SHERRERD, LLP

                                   PORTFOLIOS

      1.Fixed Income Portfolio
      2.High Yield Portfolio
      3.Core Equity Portfolio
      4.Value Portfolio
      5.Mid Cap Growth Portfolio
      6.Mid Cap Value Portfolio
      7.International Fixed Income Portfolio
      8.Balanced Portfolio
      9.Multi-Asset-Class Portfolio

                                   SCHEDULE B

                                       TO

              INVESTMENT ADVISORY AGREEMENT DATED AS OF

                                 BY AND BETWEEN

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

                                      AND

                        MILLER ANDERSON & SHERRERD, LLP

             ADVISORY FEES FOR THE FUND'S PORTFOLIOS ADVISED BY MAS

                   U.S. FIXED INCOME PORTFOLIO ADVISORY FEES

                                                                    FIXED  HIGH
     ASSETS                                                         INCOME YIELD
     ------                                                         ------ -----
     First $500 million............................................ 0.40%  0.50%
     From $500 million to $1 billion............................... 0.35%  0.45%
     More than $1 billion.......................................... 0.30%  0.40%

                      U.S. EQUITY PORTFOLIO ADVISORY FEES

                                                                     MID    MID
                                                        CORE         CAP    CAP
     ASSETS                                            EQUITY VALUE GROWTH VALUE
     ------                                            ------ ----- ------ -----
     First $500 million............................... 0.55%  0.55% 0.75%  0.75%
     First $500 million to $1 billion................. 0.50%  0.50% 0.70%  0.70%
     More than $1 billion............................. 0.45%  0.45% 0.65%  0.65%

                         GLOBAL PORTFOLIO ADVISORY FEES

                                                                   INTERNATIONAL
     ASSETS                                                        FIXED INCOME
     ------                                                        -------------
     First $500 million...........................................     0.50%
     From $500 million to $1 billion..............................     0.45%
     More than $1 billion.........................................     0.40%

                    ASSET ALLOCATION PORTFOLIO ADVISORY FEES

                                                                          MULTI-
                                                                          ASSET
     ASSETS                                                      BALANCED CLASS
     ------                                                      -------- ------
     First $500 million.........................................  0.50%   0.65%
     From $500 million to $1 billion............................  0.45%   0.60%
     More than $1 billion.......................................  0.40%   0.55%

                                                                         ANNEX C

  The following tables indicate the name, net assets as of December 31, 1996, contractual advisory fee and net advisory fee after fee waivers or expense reimbursements for the last fiscal year for the Portfolios, as well as other registered investment companies advised by MSAM. Except as indicated in the tables below, MSAM has voluntarily agreed to a reduction in the fees payable to it and to reimburse each portfolio, if necessary, if payment of advisory fees would cause the total annual operating expenses of each portfolio to exceed certain maximums.

                    MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                                                  NET ADVISORY
                                                     CONTRACTUAL      FEES
                                                       RATE OF   AFTER EXPENSE
                                       ASSETS AS OF   ADVISORY   REIMBURSEMENTS
      PORTFOLIO                          12/31/96      FEES(2)   OR FEE WAIVERS
      ---------                        ------------- ----------- --------------
Active Country Allocation Portfolio..  $ 183,866,164    0.65%         0.36%
Aggressive Equity Portfolio..........     77,289,407    0.80%         0.56%
Asian Equity Portfolio...............    374,522,755    0.80%         0.55%
Balanced Portfolio...................      8,189,270    0.50%         0.00%
China Growth Portfolio(1)............            N/A    1.25%          N/A
Emerging Growth Portfolio............     66,789,901    1.00%         0.95%
Emerging Markets Portfolio...........  1,321,363,055    1.25%            *
Emerging Markets Debt Portfolio......    156,419,732    1.00%            *
Equity Growth Portfolio..............     66,789,901    0.60%         0.36%
European Equity Portfolio............    181,009,746    0.80%         0.64%
Fixed Income Portfolio...............    132,194,980    0.35%         0.20%
Global Equity Portfolio..............     84,224,959    0.80%         0.65%
Global Fixed Income Portfolio........    114,446,527    0.40%         0.18%
Gold Portfolio.......................     29,180,247    1.00%         0.52%
High Yield Portfolio.................    101,321,211    0.50%         0.43%
International Equity Portfolio.......  2,269,491,236    0.80%         0.78%
International Magnum Portfolio.......    108,463,901    0.80%         0.26%
International Small Cap Portfolio....    234,743,343    0.95%         0.87%
Japanese Equity Portfolio............    155,659,538    0.80%         0.73%
Latin American Portfolio.............     31,740,977    1.10%         0.62%
MicroCap Portfolio(1)................            N/A    1.00%          N/A
Money Market Portfolio...............  1,284,371,173    0.30%            *
Mortgage-Backed Securities Portfo-
 lio(1)..............................            N/A    0.35%          N/A
Municipal Bond Portfolio.............     40,295,907    0.35%         0.07%
Municipal Money Market Portfolio.....    721,240,884    0.30%            *
Small Cap Value Equity Portfolio.....     25,659,189    0.85%         0.53%
Technology Portfolio.................      5,077,462    1.00%         0.00%
U.S. Real Estate Portfolio...........    219,140,369    0.80%         0.66%
Value Equity Portfolio...............    108,683,175    0.50%         0.42%

--------
(1) Portfolio had not commenced operations as of December 31, 1996.
(2) As a percentage of average daily net assets
 * No fee waiver in effect

                           MORGAN STANLEY FUND, INC.

                                                                 NET ADVISORY
                                                   CONTRACTUAL       FEES
                                                     RATE OF    AFTER EXPENSE
                                      ASSETS AS OF  ADVISORY    REIMBURSEMENTS
                FUND                    12/31/96     FEES(2)    OR FEE WAIVERS
                ----                  ------------ -----------  --------------
Aggressive Equity Fund............... $ 19,194,919    0.90%          0.50%
American Value Fund..................  481,199,603    0.85%          0.54%
Asian Growth Fund....................  423,229,234    1.00%             *
Emerging Markets Fund................  128,640,271    1.25%          0.84%
Emerging Markets Debt Fund...........          N/A    1.25%           N/A
Equity Growth Fund(1)................          N/A    0.70%           N/A
European Equity Fund(1)..............          N/A    1.00%           N/A
Global Equity Fund(1)................          N/A    1.00%           N/A
Global Equity Allocation Fund........  156,402,540    1.00%          0.64%
Global Fixed Income Fund.............   10,452,774    0.75%          0.04%
Government Obligations Money Market
 Fund................................  116,815,884    0.45%(3)
                                                      0.40%(4)
                                                      0.35%(5)       0.41%
Growth and Income Fund(1)............          N/A    1.00%           N/A
High Yield Fund......................   14,794,857    0.75%          0.42%
International Magnum Fund............   16,490,305    0.80%             *
Japanese Equity Fund(1)..............          N/A    1.00%          0.80%
Latin American Fund..................   28,891,074    1.25%          0.07%
Mid Cap Growth Fund(1)...............          N/A    0.75%          0.67%
Money Market Fund....................  254,854,113    0.45%(3)
                                                      0.40%(4)
                                                      0.35%(5)       0.36%
Tax-Free Money Market Fund(1)........          N/A    0.45%(3)
                                                      0.40%(4)
                                                      0.35%(5)       0.14%
U.S. Real Estate Fund................   14,131,988    1.00%          0.70%
Value Fund(1)........................          N/A    0.70%           N/A
Worldwide High Income Fund...........  144,780,814    0.75%          0.61%

--------
(1) Portfolio had not commenced operations as of December 31, 1996.
(2) As a percentage of average daily net assets
(3) As a percentage of first $250 million
(4) As a percentage of next $250 million
(5) As a percentage of excess over $500 million
*   No fee waiver in effect

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

                                                    NET ADVISORY
                                       CONTRACTUAL      FEES
                                         RATE OF   AFTER EXPENSE
                          ASSETS AS OF  ADVISORY   REIMBURSEMENTS
     PORTFOLIO              12/31/96     FEES(2)   OR FEE WAIVERS
     ---------            ------------ ----------- --------------
Asian Equity Portfo-
 lio(1).................          N/A    0.80%(3)        N/A
                                         0.75%(4)
                                         0.70%(5)
Emerging Market Debt
 Portfolio(1)...........          N/A    0.75%(3)        N/A
                                         0.70%(4)
                                         0.65%(5)
Emerging Markets Equity
 Portfolio..............   11,786,569    1.25%(3)       0.31%
                                         1.20%(4)
                                         1.15%(5)
Global Equity Portfo-
 lio(1).................          N/A    0.80%(3)        N/A
                                         0.75%(4)
                                         0.70%(5)
Growth Portfolio(1).....          N/A    0.55%(3)        N/A
                                         0.50%(4)
                                         0.45%(5)
International Magnum
 Portfolio(1)...........          N/A    0.80%(3)        N/A
                                         0.75%(4)
                                         0.70%(5)
Money Market Portfo-
 lio(1).................          N/A    0.30%(3)        N/A
                                         0.25%(4)
                                         0.20%(5)
U.S. Real Estate Portfo-
 lio....................          N/A    0.80%(3)        N/A
                                         0.75%(4)
                                         0.70%(5)

--------
(1) Portfolio had not commenced operations as of December 31, 1996.
(2) As a percentage of average daily net assets
(3) As a percentage of first $500 million
(4) As a percentage of next $500 million
(5) As a percentage of excess over $1 billion

                       U.S. REGISTERED CLOSED-END FUNDS*

                                         CONTRACTUAL
                          ASSETS AS OF     RATE OF
       COMPANY              12/31/96   ADVISORY FEES(1)
       -------            ------------ ----------------
Morgan Stanley Africa
 Investment Fund, Inc...  $260,522,375       1.20%
Morgan Stanley Asia-Pa-
 cific Fund, Inc........   856,422,087       1.00%
Morgan Stanley Emerging
 Markets Fund, Inc......   358,394,428       1.25%
Morgan Stanley Emerging
 Markets Debt Fund,
 Inc....................   372,677,758       1.00%
Morgan Stanley Global
 Opportunity Fund,
 Inc....................    61,590,818       1.00%
Morgan Stanley India In-
 vestment Fund, Inc.....   314,423,032       1.10%
Morgan Stanley Russia &
 New Europe Fund, Inc...   103,944,599       1.60%
The Brazilian Investment
 Fund, Inc..............    48,856,226       0.90%(2)
                                             0.70%(3)
                                             0.50%(4)
The Latin America Dis-
 covery Fund, Inc.......   171,586,180       1.15%
The Malaysia Fund,
 Inc....................   187,762,289       0.90%(2)
                                             0.70%(3)
                                             0.50%(4)
The Morgan Stanley High
 Yield Fund, Inc........   126,330,034       0.70%
The Pakistan Investment
 Fund, Inc..............    55,399,039       1.00%
The Thai Fund, Inc......   204,208,935       0.90%(2)
                                             0.70%(3)
                                             0.50%(4)
The Turkish Investment
 Fund, Inc..............    36,937,008       0.95%(2)
                                             0.75%(3)
                                             0.55%(4)

--------
(1)As a percentage of average weekly net assets
(2)As a percentage of first $50 million
(3)As a percentage of next $50 million
(4)As a percentage of excess over $100 million
*No voluntary fee waivers are in effect with regard to any U.S. Registered Closed-End Fund.

                                                                        ANNEX D

  The following table indicates the size of each investment company advised or subadvised by the MAS, the contractual advisory fee rate, and the net advisory fee after expense reimbursements or fee waivers. Average net assets are calculated on a daily basis for registered open-end investment companies and on a weekly basis for registered closed-end investment companies.

                                   MAS FUNDS

                                                                 NET ADVISORY
                                                                     FEES
                                                   CONTRACTUAL   AFTER EXPENSE
                                    ASSETS AS OF    ADVISORY    REIMBURSEMENTS
           PORTFOLIO                  02/28/97       FEES(1)   OR FEE WAIVERS(2)
           ---------              ---------------- ----------- -----------------
Advisory Foreign Fixed Income
 Portfolio......................    145,873,909.42    0.375%         0.000%
Advisory Mortgage Portfolio.....  2,253,838,981.92    0.375%         0.000%
Balanced Portfolio..............    329,383,721.63    0.450%           N/A
Balanced Plus Portfolio.........               N/A    0.550%           N/A
Cash Reserves Portfolio.........     80,739,677.64    0.250%         0.155%
Domestic Fixed Income Portfo-
 lio............................    103,331,990.00    0.375%         0.362%
Emerging Markets Portfolio......     31,155,993.22    0.750%         0.636%
Equity Portfolio................  1,323,572,917.28    0.500%           N/A
Fixed Income Portfolio..........  2,406,336,292.39    0.375%           N/A
Fixed Income II Portfolio.......    209,281,033.80    0.375%           N/A
Global Fixed Income Portfolio...     77,631,231.13    0.375%           N/A
Growth Portfolio................               N/A    0.500%           N/A
High Yield Portfolio............    425,469,152.55    0.375%           N/A
Intermediate Duration Portfo-
 lio............................     33,672,993.00    0.375%         0.244%
International Equity Portfolio..    628,440,094.85    0.500%           N/A
International Fixed Income Port-
 folio..........................    152,014,240.44    0.375%           N/A
Limited Duration Portfolio......    123,171,083.92    0.300%         0.300%
Mid Cap Growth Portfolio........    387,888,637.05    0.500%           N/A
Mid Cap Value Portfolio.........    113,802,493.05    0.750%         0.564%
Mortgage-Backed Securities Port-
 folio..........................     52,982,927.72    0.375%         0.335%
Municipal Portfolio.............     61,827,035.75    0.375%         0.288%
Multi-Asset-Class Portfolio.....    147,286,694.00    0.650%         0.570%
PA Municipal Portfolio..........     28,913,376.46    0.375%         0.228%
Small Cap Value Portfolio.......    552,605,546.79    0.750%           N/A
Special Purpose Fixed Income
 Portfolio......................    491,580,628.73    0.375%           N/A
Value Portfolio.................  2,669,766,596.14    0.500%           N/A

--------
(1)As a percentage of average daily net assets.
(2)As of the fiscal year ended September 30, 1996.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

                                                                  NET ADVISORY
                                                     CONTRACTUAL      FEES
                                                       RATE OF   AFTER EXPENSE
                                        ASSETS AS OF  ADVISORY   REIMBURSEMENTS
           PORTFOLIO                      12/31/96     FEES(2)   OR FEE WAIVERS
           ---------                    ------------ ----------- --------------
Balanced Portfolio(1)..................                0.50%(3)
                                            N/A        0.45%(4)       N/A
                                                       0.40%(5)
Core Equity Portfolio(1)...............                0.55%(3)
                                            N/A        0.50%(4)       N/A
                                                       0.45%(5)
Fixed Income Portfolio(1)..............                0.40%(3)
                                            N/A        0.35%(4)       N/A
                                                       0.30%(5)
High Yield Portfolio(1)................                0.50%(3)
                                            N/A        0.45%(4)       N/A
                                                       0.40%(5)
International Fixed Income Portfo-
 lio(1)................................                0.50%(3)
                                            N/A        0.45%(4)       N/A
                                                       0.40%(5)
Mid Cap Growth Portfolio(1)............                0.75%(3)
                                            N/A        0.70%(4)       N/A
                                                       0.65%(5)
Mid Cap Value Portfolio(1).............                0.75%(3)
                                            N/A        0.70%(4)       N/A
                                                       0.65%(5)
Multi-Asset-Class Portfolio(1).........                0.65%(3)
                                            N/A        0.60%(4)       N/A
                                                       0.55%(5)
Value Equity(1)........................                0.55%(3)
                                            N/A        0.50%(4)       N/A
                                                       0.45%(5)

--------
(1) Portfolio had not commenced operations as of December 31, 1996.
(2) As a percentage of average daily net assets.
(3) As a percentage of first $500 million.
(4) As a percentage of next $500 million.
(5) As a percentage of excess over $1 billion.

                            OTHER MAS ADVISED FUNDS

                                                                  NET ADVISORY
                                                                   FEES AFTER
                             ASSETS          CONTRACTUAL            EXPENSE
                              AS OF       RATE OF ADVISORY       REIMBURSEMENTS
         PORFOLIO            3/20/97          FEES (1)           OR FEE WAIVERS
         --------            -------      ----------------       --------------
Growth Fund (Allmerica
 Investment Trust)           592,920 .500% on first $50 million
                                     .375% on next $50 million
                                     .250% on next $400 million
                                     .200% on next $350 million       N/A
                                     .150% over $850 million
MAS Value Portfolio (LPT
 Variable Insurance Series
 Trust)                        1,432 .625% on first $25 million
                                     .375% on next $75 million
                                     .250% on next $400 million       N/A
                                     .200% over $500 million
Equity Portfolio (Minerva
 Fund)                        69,854 .500%*                            **
Fixed Income Portfolio
 (Republic Portfolios)        89,232 .375% on first $50 million
                                     .250% on next $45 million
                                     $ 300,000 on assets between
                                     $95 and $150 million
                                     .200% on assets between
                                     $150 and $250 million            N/A
                                     .150% over $250 million
Money Market Income
 (William Penn Interest
 Income Fund)                 21,019 .375% on first $50 million
                                     .250% on next $50 million        N/A
                                     .200% over $100 million
Pennsylvania Tax-Free
 Income (William Penn
 Interest Income Fund)       129,629 .375% on first $50 million
                                     .250% on next $50 million        N/A
                                     .200% over $100 million
Quality Income (William
 PennInterest Income Fund)    30,261 .375% on first $50 million
                                     .250% on next $50 million        N/A
                                     .200% over $100 million
U.S. Government Securities
 Income (William Penn
 Interest Income Fund)        37,242 .375% on first $50 million
                                     .250% on next $50 million        N/A
                                     .200% over $100 million
Diversified Equity Fund
 (The Monogram Funds)         22,884 0.625% on first $25 million
                                     0.375% over $25 million          N/A
Value Trust (NASL Series
 Trust)                       16,929 0.40% on first $50 million
                                     0.30% on next $150 million       N/A
                                     0.20% over $200 million
High Yield Trust (NASL
 Series Trust)                15,326 0.35% on first $50 million
                                     0.30% on next $150 million
                                     0.25% on next $300 million       N/A
                                     0.20% over $500 million
MidCap Growth Portfolio
 (Style Select Series Inc.)   10,656 0.50% on first $250 million
                                     0.45% over $250 million          N/A

                                            FEES AFTER
                            ASSETS          CONTRACTUAL            EXPENSE
                             AS OF       RATE OF ADVISORY       REIMBURSEMENTS
         PORFOLIO           3/20/97          FEES (1)           OR FEE WAIVERS
         --------           -------      ----------------       --------------
New York Tax-Free Income
 (William Penn Interest
 Income Fund)                  291  .375% on first $50 million
                                    .250% on next $50 million        N/A
                                    .200% over $100 million
Asset Allocation Folio 200
 (Asset Allocation
 Portfolios)                 8,061  0.625% on first $25 million
                                    0.375% on next $75 million
                                    0.250% on next $400 million      N/A
                                    0.200% over $500 million
Asset Allocation Folio 300
 (Asset Allocation
 Portfolios)                21,588  0.625% on first $25 million
                                    O.375% on next $75 million
                                    0.250% on next $400 million      N/A
                                    0.200% over $500 million
Asset Allocation Folio 400
 (Asset Allocation
 Portfolios)                24,985  0.625% on first $25 million
                                    0.375% on next $75 million
                                    0.250% on next $400 million      N/A
                                    0.200% over $500 million
Asset Allocation Folio 500
 (Asset Allocation
 Portfolios)                 9,356  0.625% on first $25 million
                                    0.375% on next $75 million
                                    0.250% on next $400 million      N/A
                                    0.200% over $500 million
CitiSelect VIP Portfolio
 200 (Variable Annuities
 Portfolios)                   681  0.625% on first $25 million
                                    0.375% on next $75 million       N/A
                                    0.200% over $500 million
CitiSelect VIP Folio 300
 (Variable Annuities
 Portfolios)                 1,146  0.625% on first $25 million
                                    0.375% on next $75 million
                                    0.250% on next $400 million      N/A
                                    0.200% over $500 million
CitiSelect VIP Folio 400
 (Variable Annuities
 Portfolios)                   921  0.625% on first $25 million
                                    0.375% on next $75 million
                                    0.250% on next $400 million      N/A
                                    0.200% over $500 million
CitiSelect VIP Folio 500
 (Variable Annuities
 Portfolios)                   791  0.625% on first $25 million
                                    0.375% on next $75 million
                                    0.250% on next $400 million      N/A
                                    0.200% over $500 million

--------
(1) As a percentage of average daily net assets.
* Miller Anderson & Sherrerd, LLP is a participant in a joint venture which serves as the investment adviser of the Minerva Fund. The Minerva Fund's advisory fees are paid to the joint venture, thereby resulting in indirect compensation to Miller Anderson & Sherrerd, LLP. Miller Anderson & Sherrerd, LLP receives no further compensation from the Minerva Fund.
** The investment adviser to the Minerva Fund has voluntarily agreed to waive its fee to the extent necessary to keep the portfolio's total annual operating expenses from exceeding 1.00% of its average daily net assets.

                          [Name of Insurance Company]

                           [Name of Separate Account]

                            VOTING INSTRUCTION CARD

          At the Special Meeting of Shareholders of Morgan Stanley Universal Funds, Inc. (the "Company") scheduled to be held on May 1, 1997, and at any adjournments thereof, the undersigned owner of [an annuity contract]
participating in     [Name of Separate Account]      hereby instructs      [Name
                 ------------------------------------                  ---------
of Insurance Company]  to vote shares of the     [Name of Portfolio]     of the
----------------------                       ---------------------------
Company held under my [contract or policy] (the "Shares") in accordance with the instructions set forth on the reverse side of this card, and to vote the Shares on any other matters that may properly come before the meeting, all as set for in the Notice of Special Meeting and Proxy Statement that accompanied this Voting Instruction Card.

     [Name of Insurance Company] recommends that you vote FOR the Proposal set forth on the reverse side of this voting instruction card.

--------------------------------------------------------------------------------

                                    Proposal

          Approve the proposed investment advisory agreement between the Company and Morgan Stanley Asset Management Inc. as described in the Proxy Statement that accompanied this Voting Instruction Card

          The undersigned instructs [Name of Insurance Company] to vote the Shares as follows:

                  FOR                AGAINST               ABSTAIN
               ---                ---                   ---

          The Shares will be voted as directed. If no direction is given on this card when duly executed and returned, the Shares will be voted FOR the Proposal in accordance with the recommendations of the Board of Directors of the Company. [Name of Insurance Company] will vote on any other business that may properly come before the meeting in the discretion of its management.

          This voting instruction is solicited by [Name of Insurance Company] and will be voted "FOR" the Proposal unless otherwise indicated.

          The undersigned acknowledges receipt with this voting instruction card along with a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Directors of the Company.

Please date, sign and return promptly.

Dated: _______________________________, 1997

          Your signature(s) on this voting instruction card should be exactly as your name or names appear on this card. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.


---------------------------------------------
Signature


---------------------------------------------
Signature